THESE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS AT THE TIME OF SUCH
  OFFER OR SALE, THE PERS ON MA KING SUCH OFFER OR SALE DELI VERS A PROSPECTUS
    MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS
         AMENDED ("ACT"), FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT,
   UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALE IS
              EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

                                  AIRTRAX, INC.
                          COMMON STOCK PURCHASE WARRANT

     Airtrax, Inc. (the "Company"), a New Jersey corporation, hereby certifies that, for value received of $.001 per Warrant, Motivated Minds, LLC, an Arizona limited liability company (the "Holder"), whose address is 3116 E. Shea Boulevard, PMB 191, Phoenix, Arizona 85028, is entitled, subject to the terms set forth below at any time or from time to time after the date hereof and before the Expiration Date (as defined below), to purchase from the Company 256,410 shares (the "Shares") of Common Stock, $.001 par value, at a price of $1.56 per Share (the purchase price per Share, as adjusted from time to time pursuant to the provisions hereunder set forth, is referred to in this Warrant as the "Purchase Price").

     This Warrant was issued to the Holder in connection with the loan by the Holder to the Company evidenced by a Series A Convertible Note (the "Note") in the principal amount of $400,000.

1.   Terms of the Warrant.

     1.1 Time of Exercise. Subject to the provisions of Sections 1.5, "Transfer and Assignment," and 3.1, "Registration and Legends," this Warrant may be exercised at any time and from time to time after 9:00 a.m., P.S.T., on July 21, 2006 (the "Exercise Commencement Date"), but no later than 5:00 p.m., P.S.T., July 20, 2011 (the "Expiration Date"), at which point it shall become void and all rights under this Warrant shall cease.

1.2  Manner of Exercise.

        1.2.1 Upon compliance with and subject to the conditions set forth in this Warrant, the Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed to the Company at its corporate office at the address indicated in this Warrant, together with the full Purchase Price for each Share to be purchased
(i) in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of the Company or (ii) a manner acceptable to the Company.

        1.2.2 Upon receipt of this Warrant with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership, for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

        1.2.3 If the Holder exercises this Warrant with respect to fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

        1.2.4 The Company covenants and agrees that it will pay when due and payable any and all transfer or issuance taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not be required to issue such Shares.

        1.2.5 The Company shall, at the time of any exercise of all or part of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligations of the Company to afford to the Holder any such rights.

     1.3 Exchange of Warrant. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Warrant, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

     1.4 Holder as Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Warrant, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Warrant surrendered in connection with the subscription therefor was surrendered and payment of the purchase price was tendered. No surrender of all or a portion of the Warrant on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of Warrant shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

     1.5 Transfer and Assignment. This Warrant may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the "Act").

     1.6 Method for Assignment. Any assignment permitted under this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee designated in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Warrants are to be issued.

     1.7 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following shall occur:

        1.7.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

        1.7.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

        1.7.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

        1.7.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

     1.8 Lost Warrant Certificate(s). Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will cause to be executed and delivered a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     1.9 Covenants of the Company. The Company covenants and agrees as follows:

        1.9.1 At all times it shall reserve and keep available for the exercise of this Warrant into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant into Common Stock; and

        1.9.2 All Shares issued upon exercise of the Warrant shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

2.   Adjustment  of  Purchase  Price  and  Number  of  Shares  Purchasable  Upon
     Exercise.

     2.1 Adjustment of Purchase Price. The Purchase Price shall be adjusted to the price of which the Company sells its Common Stock to any third party or parties in any transaction, or series of transactions taken together, that exceed One Million Dollars ($1,000,000). If the transaction(s) involve securities convertible into Common Stock, the sales price of the Common Stock will be deemed to be the conversion price of the Common Stock for such convertible securities. If there are a series of transactions and the prices of the Common Stock are different in the transactions, the lowest price of the Common Stock sold in any of the transactions shall be deemed the adjusted Purchase Price.

     2.2 Recapitalization. The number of Shares purchasable on exercise of this Warrant and the Purchase Price therefor shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares; or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Paragraph 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Paragraph 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     2.3 Merger or Consolidation. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation. and as an exchange for a larger or smaller number of shares, as the case may be.

     2.4 Notice of Dissolution or Liquidation.  Except as otherwise  provided in
Section 2.2, "Merger or Consolidation," in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

     2.5 Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to purchase hereunder and/or such new Purchase Price and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

     2.6 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Warrant, and in any case where the Holder would, except for the provisions of this Section 2.6, be entitled under the terms of this Warrant to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Warrant, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

     2.7 No Change in Form Required. The form of Warrant need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Warrant, may state the same Purchase Price and the same number of shares of Common Stock as are stated in the Warrants initially issued pursuant to the Agreement.

3.   Investment.

     3.1 The Holder has conducted its own due diligence regarding its investment in the Warrant, the Shares and the Company. The Holder understands and can bear the risks associated with this investment, including the loss of its entire investment in the Warrant and Shares. The Holder is an Accredited Investor, as such term is defined Rule 501(a) of Regulation D under the Act. The Holder understands that (i) the Company has not registered the Warrant or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and (ii) such exemptions depend upon the Holder's investment intent at the time the Holder acquires the Warrant or the Shares. The Holder therefore represents and warrants that it is acquiring the Warrant, and will acquire the Shares, for the Holder's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Warrant or the Shares. Because the Warrant and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Warrant, the Shares shall bear the following legend:

         The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

4. Reservation of Shares. The Company shall at all times reserve, for the purpose of issuance on exercise of this Warrant such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Warrant and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

5.   Registration Rights.

     5.1 Piggyback Rights. The Holder shall have the right to join with the Company to register the Shares in a registration statement filed by the Company with the SEC under the Act, which registration statement includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement under the Act is not applicable to a registration statement filed by the Company with the SEC on Form S-4, S-8, or any other inappropriate form. If, at any time, the Company proposes to file a registration statement as described in this Paragraph 5.1, it shall, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder and its designees at their addresses appearing on the records of the Company and shall offer to include in any such filing any proposed disposition of the Shares. Within fifteen (15) days of receipt of the Company's notice of filing, the owners of the Shares may request registration of the Shares pursuant to a written request setting forth the intended method of distribution (or a request that the Company include the Holder's Shares in the Company's intended underwriting agreement) and such other data or information as the Company or its counsel shall reasonably require and such Shares shall be included in the registration statement under the Act to the maximum extent permissible.

     5.2 Registration Procedures. In connection with any registration of its securities, the Company shall supply said owner(s) with copies of such registration statement, and of the prospectus included therein, in such quantities as may be reasonably necessary for the purpose of the proposed disposition. The Company will pay all registration expenses in connection with the registration pursuant to Section 5.1. Such reasonable expenses will include all registration of filing fees, all fees and expenses of compliance with securities or blue sky laws, including reasonable fees and disbursements of one legal counsel for the Holder and any placement agents in connection with blue sky qualifications of the securities being registered, printing expenses and reasonable fees and disbursements of counsel for the Company and its independent certified public accountants, the fees and expenses associated with any required filing with the National Association of Securities Dealers, Inc. ("NASD"). The Company is not required to pay any fees or expenses of Holder, placement agents or legal counsel of the Holder or placement agent, other than the blue sky counsel referred to above, or accountant or any other advisors, including any transfer taxes, underwriting, brokerage or other discounts and commissions and finder's or similar fees payable with respect to the Common Stock registered in the registration statement. The Company shall also make available for inspection by the Holder of the Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by the Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

     5.3 Delay of Registration. If at the time of any request to register the Shares the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Shares may be included or is involved in an activity, in the good faith determination of the underwriter in the case of such offering or the Board of Directors of the Company in case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company's activity, then the Company may, at its option, direct that such request be delayed for a period not in excess of three (3) months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter in the case of offering, or the Board of Directors of the Company in the case of such other material activity, specifies a longer period. The Company shall use all reasonable efforts to cause the registration statement relating to the Holder's Shares to remain effective pursuant to Rule 415 until the earlier of: (i) the date as of which the Holder may sell all of the securities without restriction pursuant to Rule 144(k) promulgated under the Act, or (ii) the date on which the Holder shall have sold all the securities covered by such registration statement.

     5.4 Costs and Expenses. The Holder shall pay all costs and expenses incurred by the Holder, including all transfer taxes, underwriting, brokerage and other discounts and commissions and finder's and similar fees payable with respect to the Shares registered pursuant to this Section 5, "Registration Rights." To the extent any registration expenses are incurred, assumed or paid by the Holder or any placement or sales agent therefor or underwriter thereof with the Company's prior consent, the Company shall reimburse such person for the full amount of the registration expenses so incurred, assumed or paid within a reasonable time after receipt of a written request for the same. Any registration expenses submitted by the Holder, placement agent, sales agent or underwriter on behalf of any such person for payment by the Company shall be itemized in detail and contain clear and accurate receipts of all expenditures made by such parties.

     5.5 Indemnification. The Company and the Holder shall indemnify and hold harmless each other and their respective Affiliates from and against any loss, liability, claim, damage and expense (including reasonable attorneys' fees) to the extent resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which the Shares were registered under the Act, or any amendment thereto, including all documents incorporated by reference, or from the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statement not misleading; provided, that the obligations of the Holder to indemnify the Company and its Affiliates shall be limited to the proceeds received by the Holder from the sale of the Shares pursuant to the registration statement and shall only apply with respect to the information furnished in writing by the Holder or on the Holder's behalf expressly for use in the registration statement or any prospectus relating to the Shares or any amendment or supplement thereto. The indemnification required by this Section 5.5 shall be in a form typical for transactions of such nature.

     5.6 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such shares are to be registered is required to be filed.

     5.7 Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Warrant.

6. Rule 144. The Company has registered a class of securities under Section 12 of the Exchange Act or and has filed reports under Section 13 or 15(d) of the Exchange Act. At the request of the Holder, when the Holder proposes to sell securities in compliance with Rule 144 of the SEC, the Company will (i) forthwith furnish to the Holder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rules may be amended from time to time and (ii) make available to the public and the Holder such information and take such other action as it requested by the Holder as will enable the Holder to make sales pursuant to Rule 144.


7. Survival. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Warrant (and any other securities or property) issuable on exercise hereof.

8. Remedies. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Warrant, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

9.   Other Matters.

     9.1 Binding Efect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     9.2 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

                                            Airtrax, Inc.
                                            870B Central Avenue
                                            Hammonton, NJ 08037

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder's last known address as it shall appear on the books of the Company.

     9.3 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Arizona.

     9.4 Parties Bound and Benefitted. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and, if permitted, its assignees. This Warrant may be signed by facsimile signature, which signature shall be deemed to be binding upon the Company.

     9.5 Headings. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 26th day of July, 2006.




                               AIRTRAX, INC.



                               By: /s/ Peter Amico
                               -------------------------
                               Peter Amico
                               Chief Executive Officer

                                  AIRTRAX, INC.
                                   Assignment

     FOR VALUE RECEIVED,______________________hereby sells, assigns and transfers unto______________________________________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:___________________________________________

                                              Signed:___________________________

                                              Print Name:______________________

                                Subscription Form

                                  Airtrax, Inc.
                               870B Central Avenue
                               Hammonton, NJ 08037

     The undersigned hereby irrevocably subscribes for the purchase of________________________________ shares of Common Stock (the "Shares"), pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Warrant of like tenor for the balance of the remaining Shares purchasable under this Warrant be delivered to the undersigned at the address stated below.

     The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of
Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to Airtrax, Inc. (the "Company") satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of
Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and
(1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section 3 of this Warrant to the certificates for Shares hereby subscribed for, if such legend is applicable.

Dated:_____________________              Signed:________________________________

                                         Address:_______________________________